Exhibit 24.1
                               POWER OF ATTORNEY
                               -----------------



                  KNOW ALL MEN BY THESE PRESENTS, that each regular trustee of KeySpan Trust I (the "Trust") whose signature appears below constitutes and appoints Gerald Luterman, as lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Trust's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                    /s/ Ronald S. Jendras
                                        -------------------------
                                        Ronald S. Jendras
                                        Regular Trustee

                               POWER OF ATTORNEY
                               -----------------



                  KNOW ALL MEN BY THESE PRESENTS, that each regular trustee of KeySpan Trust I (the "Trust") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Trust's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                   /s/ Richard A. Rapp, Jr.
                                       -------------------------
                                       Richard A. Rapp, Jr.
                                       Regular Trustee

                               POWER OF ATTORNEY
                               -----------------



                  KNOW ALL MEN BY THESE PRESENTS, that each regular trustee of KeySpan Trust I (the "Trust") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Trust's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                    /s/ Michael J. Taunton
                                        -------------------------
                                        Michael J. Taunton
                                        Regular Trustee

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                          /s/ Lilyan H. Affinito
                                              ------------------
                                              Lilyan H. Affinito

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                           /s/ Robert B. Catell
                                              ----------------
                                              Robert B. Catell

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                          /s/  Andrea S. Christensen
                                               ---------------------
                                               Andrea S. Christensen

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                          /s/ Howard R. Curd
                                              --------------
                                              Howard R. Curd

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                           /s/Richard N. Daniel
                                              -----------------
                                              Richard N. Daniel

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 25, 2001

                                          /s/ Donald H. Elliott
                                              -----------------
                                              Donald H. Elliott

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 25, 2001

                                         /s/  Alan H. Fishman
                                              -----------------
                                              Alan H. Fishman

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                          /s/ Vicki L. Fuller
                                              -----------------
                                              Vicki L. Fuller

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                          /s/ J. Atwood Ives
                                              -----------------
                                              J. Atwood Ives

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 25, 2001

                                         /s/  James R. Jones
                                              -----------------
                                              James R. Jones

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                         /s/  James L. Larocca
                                              -----------------
                                              James L. Larocca

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                          /s/ Craig G. Matthews
                                              -----------------
                                              Craig G. Matthews

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                          /s/ Stephen W. McKessy
                                              ------------------
                                              Stephen W. McKessy

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 30, 2001

                                         /s/  Edward D. Miller
                                              -----------------
                                              Edward D. Miller

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies or one or more currency units) of securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 25, 2001

                                          /s/ James Q. Riordan
                                              -----------------
                                              James Q. Riordan